Weyerhaeuser Company				Exhibit 99.2
Q2.2017 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations(1)(2)

in millions	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net sales	$1,693	$1,808	$1,655	$3,501	$3,060
Cost of products sold	1,272	1,336	1,271	2,608	2,374
Gross margin	421	472	384	893	686
Selling expenses	22	22	22	44	45
General and administrative expenses	87	76	94	163	173
Research and development expenses	4	4	4	8	9
Charges for integration and restructuring, closures and asset impairments	13	151	14	164	125
Other operating costs (income), net	2	62	2	64	(53)
Operating income from continuing operations	293	157	248	450	387
Equity earnings from joint ventures	—	—	7	—	12
Non-operating pension and other postretirement benefit (costs) credits	(22)	(8)	10	(30)	24
Interest income and other	9	9	10	18	19
Interest expense, net of capitalized interest	(99)	(100)	(114)	(199)	(209)
Earnings from continuing operations before income taxes	181	58	161	239	233
Income taxes	(24)	(34)	(31)	(58)	(42)
Earnings from continuing operations	157	24	130	181	191
Earnings from discontinued operations, net of income taxes	—	—	38	—	58
Net earnings	157	24	168	181	249
Dividends on preference shares	—	—	(11)	—	(22)
Net earnings attributable to Weyerhaeuser common shareholders	$157	$24	$157	$181	$227
(1) Discontinued operations as presented herein consist of the operations of our former Cellulose Fibers segment. The corresponding assets and liabilities were classified as discontinued operations on our balance sheet.

(2) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.21	$0.03	$0.16	$0.24	$0.25
Discontinued operations	—	—	0.05	—	0.08
Net earnings per share	$0.21	$0.03	$0.21	$0.24	$0.33

Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.21	$0.03	$0.16	$0.24	$0.25
Discontinued operations	—	—	0.05	—	0.08
Net earnings per share	$0.21	$0.03	$0.21	$0.24	$0.33

Dividends paid per common share	$0.31	$0.31	$0.31	$0.62	$0.62

Weighted average shares outstanding (in thousands):
Basic	750,665	752,630	743,140	751,674	687,572
Diluted	754,747	756,451	747,701	755,625	691,060

Common shares outstanding at end of period (in thousands)	751,411	752,711	733,010	752,711	733,010

Weyerhaeuser Company
Q2.2017 Analyst Package
Preliminary results (unaudited)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net earnings	$157	$24	$168	$181	$249
Earnings from discontinued operations, net of income taxes	—	—	(38)	—	(58)
Equity earnings from joint ventures	—	—	(7)	—	(12)
Non-operating pension and other postretirement benefit costs (credits)	22	8	(10)	30	(24)
Interest income and other	(9)	(9)	(10)	(18)	(19)
Interest expense, net of capitalized interest	99	100	114	199	209
Income taxes	24	34	31	58	42
Operating income from continuing operations	293	157	248	450	387
Depreciation, depletion and amortization	133	129	133	262	237
Basis of real estate sold	14	10	13	24	30
Unallocated pension service costs	2	—	—	2	2
Special items	12	210	19	222	93
Adjusted EBITDA*	$454	$506	$413	$960	$749

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net earnings attributable to Weyerhaeuser common shareholders	$157	$24	$157	$181	$227
Plum Creek merger- and integration-related costs	10	2	4	12	102
Uruguay impairment	—	147	—	147	—
Gain on sale of non-strategic asset	—	—	—	—	(22)
Legal expense	—	—	7	—	7
Product remediation	—	31	—	31	—
Countervailing and antidumping duties	—	8	—	8	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	167	212	168	379	314
Earnings from discontinued operations, net of income taxes	—	—	(38)	—	(58)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$167	$212	$130	$379	$256

per share	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.21	$0.03	$0.21	$0.24	$0.33
Plum Creek merger- and integration-related costs	0.01	—	—	0.02	0.14
Uruguay impairment	—	0.20	—	0.19	—
Gain on sale of non-strategic asset	—	—	—	—	(0.03)
Legal expense	—	—	0.01	—	0.01
Product remediation	—	0.04	—	0.04	—
Countervailing and antidumping duties	—	0.01	—	0.01	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.22	0.28	0.22	0.50	0.45
Earnings from discontinued operations, net of income taxes	—	—	(0.05)	—	(0.08)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.22	$0.28	$0.17	$0.50	$0.37

Weyerhaeuser Company
Q2.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2017	June 30, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$455	$701	$676
Receivables, less allowances	472	442	390
Receivables for taxes	10	8	84
Inventories	386	349	358
Prepaid expenses and other current assets	142	177	114
Assets held for sale	—	411	—
Total current assets	1,465	2,088	1,622
Property and equipment, net	1,544	1,534	1,562
Construction in progress	230	190	213
Timber and timberlands at cost, less depletion charged to disposals	14,218	13,669	14,299
Minerals and mineral rights, net	317	314	319
Investments in and advances to joint ventures	56	33	56
Goodwill	40	40	40
Deferred tax assets	287	261	293
Other assets	229	246	224
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$19,001	$18,990	$19,243

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$343	$668	$281
Accounts payable	227	252	233
Accrued liabilities	452	585	692
Liabilities held for sale	—	19	—
Total current liabilities	1,022	1,524	1,206
Long-term debt	6,263	5,936	6,329
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred pension and other postretirement benefits	1,287	1,230	1,322
Deposit received from contribution of timberlands to related party	422	419	426
Other liabilities	281	280	269
Total liabilities	9,786	9,900	10,063
Total equity	9,215	9,090	9,180
Total liabilities and equity	$19,001	$18,990	$19,243

Weyerhaeuser Company
Q2.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Cash flows from operations:
Net earnings	$157	$24	$168	$181	$249
Noncash charges (credits) to income:
Depreciation, depletion and amortization	133	129	147	262	289
Basis of real estate sold	14	10	13	24	30
Deferred income taxes, net	3	3	38	6	56
Gains on sales of discontinued operations	—	—	—	—	—
Gains on sales of non-strategic assets	(7)	(2)	(10)	(9)	(51)
Pension and other postretirement benefits	32	15	1	47	5
Other noncash charges (credits)	13	156	26	169	34
Change in:
Receivables less allowances	(70)	(8)	(43)	(78)	(90)
Receivable for taxes	(36)	(17)	25	(53)	35
Inventories	(28)	21	60	(7)	17
Prepaid expenses	(9)	(4)	—	(13)	(1)
Accounts payable and accrued liabilities	(137)	192	106	55	36
Pension and postretirement contributions	(22)	(15)	(12)	(37)	(29)
Distributions of earnings received from joint ventures	—	—	—	—	5
Other	(8)	(15)	(27)	(23)	(46)
Net cash from operations	35	489	492	524	539

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(52)	(74)	(83)	(126)	(140)
Timberlands reforestation costs	(23)	(13)	(18)	(36)	(34)
Acquisition of timberlands	—	—	(2)	—	(8)
Proceeds from sales of discontinued operations	—	—	—	—	—
Proceeds from sale of assets	8	4	13	12	83
Proceeds from contribution of timberlands to related party	—	—	440	—	440
Distributions of investment received from joint ventures	—	23	3	23	27
Cash and cash equivalents acquired in the merger with Plum Creek	—	—	—	—	9
Other	(1)	22	(3)	21	(3)
Cash from (used in) investing activities	(68)	(38)	350	(106)	374

Cash flows from financing activities:
Cash dividends on common shares	(233)	(233)	(228)	(466)	(469)
Cash dividends on preference shares	—	—	(11)	—	(11)
Proceeds from issuance of long-term debt	—	—	300	—	1,398
Payments of long-term debt	—	—	(3)	—	(723)
Repurchase of common stock	—	—	(831)	—	(1,629)
Other	45	28	8	73	1
Cash used in financing activities	(188)	(205)	(765)	(393)	(1,433)

Net change in cash and cash equivalents	(221)	246	77	25	(520)

Cash and cash equivalents from continuing operations at beginning of period	$676	$455	$411	$676	1,011
Cash and cash equivalents from discontinued operations at beginning of period	—	—	4	—	1
Cash and cash equivalents at beginning of period	$676	$455	$415	$676	1,012

Cash and cash equivalents from continuing operations at end of period	$455	$701	$485	$701	485
Cash and cash equivalents from discontinued operations at end of period	—	—	7	—	7
Cash and cash equivalents at end of period	$455	$701	$492	$701	$492

Cash paid (received) during the year for:
Interest, net of amount capitalized	$120	$72	$92	$192	$225
Income taxes	$59	$47	$(12)	$106	$(25)

Weyerhaeuser Company	Total Company Statistics
Q2.2017 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q1	Q2		Year-to-date
	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$8	$7	$8	$15	$15
Pension and postretirement credits not allocated:
Unallocated pension service costs	2	—	—	2	2
Non-operating pension and other postretirement benefit costs (credits)	22	8	(10)	30	(24)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	—	—	—	—	5
Total pension and postretirement costs (credits) for continuing operations	32	15	(2)	47	(2)
Pension and postretirement service costs directly attributable to discontinued operations	—	—	3	—	7
Total company pension and postretirement costs	$32	$15	$1	$47	$5

Cash spent for capital expenditures for continuing operations	$(75)	$(87)	$(89)	$(162)	$(140)

Weyerhaeuser Company				Timberlands Segment
Q2.2017 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations

in millions		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$486	$469	$471	$955	$858
Intersegment sales		202	163	193	365	415
Total net sales		688	632	664	1,320	1,273
Cost of products sold		519	476	509	995	968
Gross margin		169	156	155	325	305
Selling expenses		1	1	2	2	3
General and administrative expenses		24	23	32	47	60
Research and development expenses		3	4	4	7	8
Charges for integration and restructuring, closures and assets impairments		—	147	—	147	—
Other operating income, net		(7)	(7)	(8)	(14)	(20)
Operating income and Net contribution to earnings		$148	$(12)	$125	$136	$254

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Operating income		$148	$(12)	$125	$136	$254
Depreciation, depletion and amortization		94	87	95	181	165
Special items		—	147	—	147	—
Adjusted EBITDA*		$242	$222	$220	$464	$419
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Uruguay impairment		—	(147)	—	(147)	—
Selected Segment Items

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Total decrease (increase) in working capital (1)		$(37)	$(5)	$28	$(42)	$(25)
Cash spent for capital expenditures		$(30)	$(25)	$(31)	$(55)	$(51)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)(3)

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Third Party Net Sales (millions)	Delivered logs:
	West	$225	$227	$232	$452	$447
	South	148	148	154	296	255
	North	27	16	19	43	32
	Other	20	11	7	31	14
	Total delivered logs	420	402	412	822	748
	Stumpage and pay-as-cut timber	12	17	23	29	38
	Products from international operations	19	21	21	40	37
	Recreational and other lease revenue	14	15	8	29	14
	Other revenue	21	14	7	35	21
	Total	$486	$469	$471	$955	$858
Delivered Logs Third Party Sales Realizations (per ton)	West	$104.27	$105.84	$98.21	$105.06	$99.39
	South	$34.48	$34.48	$35.54	$34.48	$35.87
	North	$59.57	$63.49	$65.43	$60.97	$62.95
	International	$28.18	$29.73	$23.29	$28.98	$18.59
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,157	2,143	2,363	4,300	4,496
	South	4,293	4,285	4,340	8,578	7,121
	North	454	253	292	707	502
	International	90	96	89	186	235
	Other	510	292	169	802	338
Fee Harvest Volumes (tons, thousands)	West	2,657	2,652	2,980	5,309	5,781
	South	6,373	6,473	7,061	12,846	12,091
	North	622	383	454	1,005	714
	International	265	319	248	584	547
	Other	371	444	181	815	181
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations.

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company				Real Estate, Energy and Natural Resources Segment
Q2.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$53	$46	$38	$99	$77
Intersegment sales		—	—	—	—	—
Total net sales		53	46	38	99	77
Cost of products sold		20	16	19	36	39
Gross margin		33	30	19	63	38
Selling expenses		—	—	—	—	—
General and administrative expenses		7	7	8	14	12
Charges for integration, restructuring, closures and asset impairments		—	—	1	—	1
Other operating costs (income), net		—	—	(2)	—	(2)
Operating income		26	23	12	49	27
Equity earnings (loss) from joint ventures(1)		—	—	—	—	—
Net contribution to earnings		$26	$23	$12	$49	$27

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Operating income		$26	$23	$12	$49	$27
Depreciation, depletion and amortization		3	4	3	7	5
Basis of real estate sold		14	10	13	24	30
Adjusted EBITDA*		$43	$37	$28	$80	$62
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Cash spent for capital expenditures		$—	$(1)	$(1)	$(1)	$(1)

Segment Statistics

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Net Sales (millions)	Real Estate	$37	$27	$26	$64	$56
	Energy and natural resources	16	19	12	35	21
	Total	$53	$46	$38	$99	$77
Acres sold	Real Estate	13,257	10,003	10,020	23,260	25,245
Price per acre	Real Estate	$2,403	$2,714	$2,555	$2,537	$2,210

Weyerhaeuser Company		Wood Products Segment
Q2.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations
in millions		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Sales to unaffiliated customers		$1,154	$1,293	$1,146	$2,447	$2,125
Intersegment sales		—	—	22	—	44
Total net sales		1,154	1,293	1,168	2,447	2,169
Cost of products sold		926	1,002	957	1,928	1,819
Gross margin		228	291	211	519	350
Selling expenses		21	19	20	40	42
General and administrative expenses		32	32	30	64	57
Research and development expenses		1	—	—	1	1
Charges for integration and restructuring, closures and asset impairments		1	2	4	3	5
Other operating costs (income), net		1	61	1	62	2
Operating income and Net contribution to earnings		$172	$177	$156	$349	$243

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Operating income		$172	$177	$156	$349	$243
Depreciation, depletion and amortization		35	36	33	71	63
Special items		—	61	—	61	—
Adjusted EBITDA*		$207	$274	$189	$481	$306
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Countervailing and antidumping duties		$—	$(11)	$—	$(11)	$—
Product remediation		—	(50)	—	(50)	—
Total		$—	$(61)	$—	$(61)	$—

Selected Segment Items

		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Total decrease (increase) in working capital (1)		$(122)	$113	$35	$(9)	$(97)
Cash spent for capital expenditures		$(44)	$(61)	$(52)	$(105)	$(81)
(1) Working capital does not include cash balances.
Segment Statistics

in millions, except for third-party sales realizations		Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Structural Lumber (board feet)	Third party net sales	$478	$538	$498	$1,016	$917
	Third party sales realizations	$413	$441	$399	$427	$382
	Third party sales volumes (2)	1,158	1,218	1,249	2,376	2,401
	Production volumes	1,152	1,146	1,205	2,298	2,334
Engineered Solid Section (cubic feet)	Third party net sales	$117	$130	$115	$247	$224
	Third party sales realizations	$1,881	$1,979	$1,922	$1,931	$1,946
	Third party sales volumes (2)	6.2	6.6	6.0	12.8	11.5
	Production volumes	6.3	6.6	5.9	12.9	11.5
Engineered I-joists (lineal feet)	Third party net sales	$73	$85	$73	$158	$139
	Third party sales realizations	$1,481	$1,522	$1,471	$1,503	$1,488
	Third party sales volumes (2)	49	57	50	106	94
	Production volumes	50	53	46	103	92
Oriented Strand Board (square feet 3/8")	Third party net sales	$203	$225	$182	$428	$345
	Third party sales realizations	$263	$295	$240	$279	$227
	Third party sales volumes (2)	769	764	761	1,533	1,520
	Production volumes	758	754	733	1,512	1,482
Softwood Plywood (square feet 3/8")	Third party net sales	$44	$47	$50	$91	$85
	Third party sales realizations	$377	$380	$382	$379	$352
	Third party sales volumes (2)	118	123	131	241	241
	Production volumes	97	99	111	196	199
Medium Density Fiberboard (square feet 3/4")	Third party net sales	$47	$51	$47	$98	$64
	Third party sales realizations	$795	$845	$772	$820	$769
	Third party sales volumes (2)	59	60	60	119	83
	Production volumes	56	63	62	119	87
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items
Q2.2017 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our timberland venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Unallocated corporate function expenses	$(19)	$(17)	$(24)	$(36)	$(41)
Unallocated share-based compensation	(6)	—	1	(6)	(1)
Unallocated pension service costs	(2)	—	—	(2)	(2)
Foreign exchange gains (losses)	(3)	—	1	(3)	14
Elimination of intersegment profit in inventory and LIFO	(6)	(3)	(2)	(9)	(8)
Gain on sale of non-strategic asset	3	1	8	4	44
Charges for integration and restructuring, closures and asset impairments:
Plum Creek merger- and integration-related costs	(12)	(2)	(8)	(14)	(118)
Other restructuring, closures and asset impairments	—	—	(1)	—	(1)
Other	(8)	(10)	(20)	(18)	(24)
Operating income (loss)	(53)	(31)	(45)	(84)	(137)
Equity earnings from joint venture (1)	—	—	7	—	12
Non-operating pension and other postretirement benefit (costs) credits (2)	(22)	(8)	10	(30)	24
Interest income and other	9	9	10	18	19
Net contribution to earnings	$(66)	$(30)	$(18)	$(96)	$(82)
(1) 2016 results include equity earnings from our Timberland Venture, which was consolidated as a wholly-owned subsidiary effective August 31, 2016.
(2) During Q1 2017 we adopted ASU 2017-07. This ASU requires us to show components of pension and other post retirement benefit costs (interest, expected return on plan assets, amortization of actuarial gains or losses, amortization of prior service credits or costs) on the Consolidated Statement of Operations as a line item outside of "Operating income." We reclassified these components for all periods shown above.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Operating income (loss)	$(53)	$(31)	$(45)	$(84)	$(137)
Depreciation, depletion and amortization	1	2	2	3	4
Unallocated pension service costs	2	—	—	2	2
Special items	12	2	19	14	93
Adjusted EBITDA*	$(38)	$(27)	$(24)	$(65)	$(38)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Plum Creek merger- and integration-related costs	(12)	(2)	(8)	(14)	(118)
Gain on sale of non-strategic asset	—	—	—	—	36
Legal expense	—	—	(11)	—	(11)
Total	$(12)	$(2)	$(19)	$(14)	$(93)

Unallocated Selected Items

	Q1.2017	Q2.2017	Q2.2016	YTD.2017	YTD.2016
Cash spent for capital expenditures	$(1)	$—	$(5)	$(1)	$(7)